UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: May 1, 2018 – May 31, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	
Schedule of Debtor Bank Account Balances	MOR-1b	Yes	
Schedule of Professional Fees and Expenses Paid	MOR-1c	Yes	
Copies of bank statements		Available to the U.S. Trustee upon request.	
Cash disbursements journals		Available to the U.S. Trustee upon request.	
Statement of Operations	MOR-2	Yes	
Balance Sheet	MOR-3	Yes	
Summary of unpaid post-petition debts	MOR-4	Yes	
Accounts Receivable Aging	MOR-5	Yes	
Debtor Questionnaire	MOR-5	Yes	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Matthew English
Signature of Authorized Individual*

6/20/2018
Date

Matthew English
Printed Name of Authorized Individual

Chief Restructuring Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.,[1] Debtor.	Chapter 11 Case No. 17-12913 (KJC)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Matthew English, Chief Restructuring Officer of Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. The bank account for Dextera GmbH, the German subsidiary of Dex Liquidating Co., is reconciled by our bookkeeper in Germany and appropriate journal entries are made monthly in the USA books and records for wind-down expense transactions and currency exchange. As the German entity will be wound down under German law over the next year, going forward, Dex Liquidating Co. will be required to keep a minimum 25,000 EUR balance to satisfy German law until the wind-down and liquidation is complete.

3. To the best of my knowledge and belief, as of the date of this filing, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due. Debtor is filing an amended Q1 2018 Sales Tax return in California to account for the transfer taxes from the asset sales in bankruptcy. Debtor paid the additional transfer sales taxes on 6/13/18.

/s/ Matthew English	6/20/2018
Matthew English Chief Restructuring Officer	Date

1 The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 7 West 41st Avenue, #245, San Mateo, CA 94403.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: May 1, 2018 – May 31, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses after September 31, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. The company did not perform this analysis after September 31, 2017.

Balance Sheet: Liabilities on the balance sheet do not include additional insurance obligations, additional legal and administrative bankruptcy expenses and other expenses related to corporate dissolution.

Warrant Liabilities: The final actual warrant liability, if any, as of May 31, 2018 or any subsequent date is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

MOR-1: Schedule of Cash Receipts and Disbursements
(See attached)

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)

Debtor Reporting Period: May 1, 2018 – May 31, 2018

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	AGGREGATE	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	$8,052,762.00				
RECEIPTS					
CASH SALES					
ACCOUNTS RECEIVABLE	$ 44,651.47	$ 44,651.47		$781,797.47	
REFUNDS	$ 11,583.41	$ 11,583.41		$96,652.41	
SALE OF ASSETS	$ -	$ -		$0.00	
ROYALTY PAYMENT AND OTHER	$ 0.98	$ 0.98		$219,419.98	
TRANSFERS (FROM DIP ACCTS)	$ -	$ -		$900,000.00	
NET PAYROLL AND TAXES	$ -	$ -		$14,245.00	
RELEASE OF CD COLLATERAL FOR LEASE	$ -	$ -		$100,312.00	
ASSET PURCHASE PAYMENT	$ -	$ -		$13,663,815.00	
		$ -		$0.00	
TOTAL RECEIPTS	**$ 56,235.86**	**$ 56,235.86**		**$ 15,776,241.86**	
DISBURSEMENTS					
NET PAYROLL AND TAXES	$606,502.93	$606,502.93		$2,165,432.93	
PAYROLL TAXES	$0.00	$0.00		$0.00	
SALES, USE, VAT, & OTHER TAXES	$35,985.40	$35,985.40		$35,985.40	
INVENTORY PURCHASES	$0.00	$0.00		$453,081.00	
SECURED/ RENTAL/ LEASES	$0.00	$0.00		$0.00	
INSURANCE	$403.00	$403.00		$399,762.00	
ADMINISTRATIVE	$17,760.53	$17,760.53		$664,903.53	
SELLING	$0.00	$0.00		$0.00	

	BANK ACCOUNTS	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	AGGREGATE	ACTUAL	PROJECTED	ACTUAL	PROJECTED
OTHER (ATTACH LIST)	$70.00	$70.00		$300,604.00	
R & D	$0.00	$0.00		$91,124.00	
SALES AND MARKETING	$0.00	$0.00		$46,261.00	
TRANSFERS (TO DIP ACCTS)	$0.00	$0.00		$0.00	
LOAN PRINCIPAL, FEES INTEREST PAYMENT TO CMI	$0.00	$0.00		$4,054,413.00	
PROFESSIONAL FEES	$398,574.49	$398,574.49		$896,461.49	
JMP INVESTMENT BANKER FEE	$0.00	$0.00		$1,104,005.00	
U.S. TRUSTEE QUARTERLY FEES	$0.00	$0.00		$0.00	
COURT COSTS	$0.00	$0.00		$0.00	
TOTAL DISBURSEMENTS	$ 1,059,296.35	$1,059,296.35		$10,102,034.35	
NET CASH FLOW	$ (1,003,060.49)	$ (1,003,060.49)		$5,674,207.51	
(RECEIPTS LESS DISBURSEMENTS)					
* CASH - END OF MONTH	$7,049,691.51	$7,049,691.51			

* DOES NOT INCLUDE $15K IN SVB CASH COLLATERAL ACCOUNTS ENDING IN x2475 and $4,055 In x6339. ALSO EXCLUDES TRANSACTIONS AND BANK BALANCE OF DEXTERA GmbH (THE GERMAN SUBSIDIARY OF DEX LIQUIDATING CO.)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)	
TOTAL DISBURSEMENTS	$ 1,059,296.35
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 1,059,296.35

MOR-1(b): Bank Account Balances
(See attached)

Last 4 Digits of Account Number	Description	Balance as of 5/31/2018
2687	SVB Cash - Checking Account	$ 7,057,216.77
5085	SVB Cash - Money Market	$ -
4161	SVB Cash - GmbH Checking	$ 3,823.53
0222	SVB Cash DEPOSITS ONLY	$ -
4161	SVB Credit Card Collateral MM	$ 3,823.53
N.A.	Petty Cash (estimated)	$ 731.00
6339	SVB Credit Card Collateral MMA	$ 4,055.22
2475	SVB CD - Collateral MMA	$ 15,000.00
		$ 7,084,650.05

MOR-1(c): Schedule of Professional Fees and Expenses Paid
(See attached)

In re: Dex Liquidating Co. (f/k/a Dextera Surgical Inc.) Case No. 17-12913 (KJC)
Debtor Reporting Period: May 1, 2018 – May 31, 2018

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Wire Transfer		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Cooley	Dec 11, 2018 - March 31, 2018	212,272.92	Dex Liquidating Co.	201814309753	5/23/18	$207,111.60	5161.32	$207,111.60	5161.32
Saul Ewing LLP	Dec 11, 2018 - January 31, 2018	130,532.28	Dex Liquidating Co.	201814309757	5/23/18	$129,550.48	981.8	$129,550.48	981.80
Arch & Beam Global, LLC	March 2018 to April 2018	53,962.87	Dex Liquidating Co.	201814309763	5/23/18	$44,735.00	251.37	$53,711.50	251.37

MOR-2: Statement of Operations

(See attached)

Dex Liquidating Co.

PROFIT AND LOSS

May 2018

	TOTAL
Income	
Total Income	
GROSS PROFIT	**$0.00**
Expenses	
6000 Selling, general and administrative	0.00
6050 Employee Benefits Programs	5,708.00
6070 Insurance	-11,180.41
6090 Office Expense	235.45
6130 Salaries/Commissions/Fees	2,047.24
6165 Sales Tax	15,424.00
6170 Taxes Paid	35,985.40
6205 Regulatory Services and Filings	870.00
6210 Office/General Administrative Expenses	448.53
6220 Shipping, Freight & Delivery	871.61
6225 Contractor Fees & Expenses	18,016.46
6230 Bank Charges & Fees	263.55
Total 6000 Selling, general and administrative	**68,689.83**
8010 International Entity Wind-down Expenses	13,725.84
Total Expenses	**$82,415.67**
NET OPERATING INCOME	**$ -82,415.67**
Other Income	
9000 Interest Income	0.98
Total Other Income	**$0.98**
Other Expenses	
7000 Reorganization Expenses	
7010 Professional Fees	204,282.27
Total 7000 Reorganization Expenses	**204,282.27**
Total Other Expenses	**$204,282.27**
NET OTHER INCOME	**$ -204,281.29**
NET INCOME	**$ -286,696.96**

MOR-3: Balance Sheet

(See attached)

Dex Liquidating Co.

BALANCE SHEET

As of May 31, 2018

	TOTAL
ASSETS	
Current Assets	
Bank Accounts	
1000 Cash Unrestricted	7,061,771.30
1010 Restricted Cash	19,055.22
Total Bank Accounts	**$7,080,826.52**
Accounts Receivable	$78,008.25
Other Current Assets	$476,221.47
Total Current Assets	**$7,635,056.24**
Other Assets	$2,000,000.00
TOTAL ASSETS	**$9,635,056.24**
LIABILITIES AND EQUITY	
Liabilities	
Current Liabilities	
Accounts Payable	
2020 Pre Petition Accounts Payable (A/P)	603,000.00
2030 Post Petition Accounts Payable (A/P)	372,151.67
Total Accounts Payable	**$975,151.67**
Credit Cards	$ -444.62
Other Current Liabilities	
2110 Accrued Compensation	1,126,247.65
2120 Accrued Liabilities	453,830.87
2310 Warrant liabilities	1,700,000.00
Total Other Current Liabilities	**$3,280,078.52**
Total Current Liabilities	**$4,254,785.57**
Long-Term Liabilities	
2400 Accrued Liabilities- LT	27,355.00
Total Long-Term Liabilities	**$27,355.00**
Total Liabilities	**$4,282,140.57**
Equity	
3040 Common Stock	48,000.00
3050 Paid-In Capital or Surplus	234,473,000.00
3055 Treasury Stock	-596,000.00
3500 Accumulated Earnings	-228,285,387.37
3510 Accumulated Earnings - Other	
Net Income	-286,696.96
Total Equity	**$5,352,915.67**
TOTAL LIABILITIES AND EQUITY	**$9,635,056.24**

MOR-4: Summary of Unpaid Post-Petition Debts
(See attached)

Dex Liquidating Co.
A/P Aging Summary
As of May 31, 2018

	Current	1 - 30	31 - 60	61 - 90	91 and over	Total
TOTAL	$ 57,540.52	$ 55,494.49	$ 204,481.69	$ 24,426.81	$ 30,208.16	$ 372,151.67

MOR-5: Accounts Receivable Aging and Debtor Questionnaire

(See attached)

Dex Liquidating Co.
A/R Aging Summary
As of May 31, 2018

	Current	1 - 30	31 - 60	61 - 90	91 and over	Total
TOTAL	$ 0.00	$ 0.00	-$ 60,440.27	$ 8,120.38	$ 130,328.14	$ 78,008.25

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X*
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X*	

3* Debtor is filing an amended Q1 2018 Sales Tax return in California to account for the transfer taxes from the asset sales in bankruptcy. Debtor paid the additional transfer sales taxes on 6/13/18.

5* In order to open a corporate credit card for Dex Liquidating Co., SVB required the opening of a new Collateral MMA account (x2475) and that a cash balance of $15,000 be held in this account.